KRANESHARES TRUST

KraneShares Electric Vehicles and Future Mobility Index ETF (the “Fund”)

Supplement dated June 6, 2022 to the currently effective Summary Prospectus and Statutory Prospectus, as each may be supplemented, for the Fund

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus and Statutory Prospectus for the Fund (together, the “Prospectus”) and should be read in conjunction with the Prospectus.

Effective immediately, the following changes apply to the Fund’s Prospectus due to changes to the Fund’s Underlying Index, the Bloomberg Electric Vehicles Index:

In the “Principal Investment Strategies” section of the Fund’s Prospectus and the “Additional Information About the Funds – Underlying Indexes - KraneShares Electric Vehicles and Future Mobility Index ETF (“KARS”)” section of the Fund’s Statutory Prospectus, the third paragraph is deleted in its entirety and replaced with the following:

The Underlying Index is a modified market capitalization weighted index. The initial weight of each security is determined by dividing the free float market capitalization of each security by the sum of the free float market capitalizations of all the securities in the index. Using a three-step capping process, the initial weights are distributed such that the top eight securities are subject to a 4% cap and must achieve a proprietary thematic score of 2 or higher. Securities after the top eight are subject to a 2.5% cap and must also achieve a proprietary thematic score of 2 or higher. Securities with a thematic score of 1 are subject to a 1.0% cap. Any excess weight from capping is then redistributed proportionally to the remaining uncapped issuers. If there are multiple securities per issuer, then the issuer weight is redistributed proportionally to all of the securities within the issuer based on the free float market capitalization of each security. In addition, a single industry is subject to a 40% cap.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.